UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1

Ft. Pierce, Florida 34982

(Address of principal executive offices)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2026, Twin Vee PowerCats Co. (the “Company”) entered into a lease agreement (the “Lease Agreement”) with Visconti Holdings, LLC for its 7.5-acre office and production facilities, with several buildings totaling approximately 100,000 square feet, including a nearly complete 30,000 square foot expansion, located at 3101 S US-1, Fort Pierce, Florida (the “Facility”). Visconti Holdings, LLC is an entity owned and controlled by Joseph Visconti, the Company’s Chief Executive Officer, Interim Chief Financial Officer, President, and Chairman of the board of directors of the Company (the “Board”). Additionally, Mr. Visconti was a shareholder of Twin Vee Powercats Inc., the Company’s former majority shareholder.

The Lease Agreement has a 5-year term, commencing on January 1, 2026 and expiring on December 31, 2030, with an option to renew for two additional 5-year terms. The initial base rent payment is $48,208.33 per month plus applicable sales and use tax, which is currently 7% in St. Lucie County. The Lease Agreement includes customary annual rent escalations. The Company is responsible for the payment of real property taxes during the term of the Lease Agreement.

The Audit Committee of the Board, which is responsible for reviewing any related party transactions, reviewed and approved the Company’s entry into the Lease Agreement.

The Lease Agreement supersedes that certain lease agreement previously in effect, dated January 1, 2021, which initially expired on December 31, 2025 and was amended on December 30, 2025 and converted to a month-to-month tenancy while the parties negotiated a subsequent lease agreement.

The foregoing description of the Lease Agreement is not complete and is qualified in its entirety by reference to the full text of the Lease Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated March 12, 2026, by and between Twin Vee PowerCats Co. and Visconti Holdings, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	TWIN VEE POWERCATS CO. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President